UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2021

Date of reporting period:	December 1, 2020 – November 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Intermediate-Term Municipal Income Fund

Annual report
11 | 30 | 21

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PIMEX

Putnam
Intermediate-Term
Municipal Income Fund

Annual report
11 | 30 | 21

Message from the Trustees

January 11, 2022

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year as corporate earnings rose. Bonds, on the other hand, had a subpar year amid higher inflation. The asset class is now adjusting to the U.S. Federal Reserve’s November decision to begin tapering its bond purchases.

The Covid-19 pandemic began nearly two years ago, and the emergence of new variants remains a concern. Fortunately, many companies have demonstrated the ability to adapt to this challenge and helped propel an economic recovery. Overall, we believe the economy will be supportive for financial markets in 2022. We expect U.S. gross domestic product to continue to grow this year, which should provide an encouraging backdrop for stocks as well as corporate, mortgage-backed, and municipal bonds.

Putnam investment professionals are actively managing your fund. They are analyzing potential investments, fundamental strengths, and risks, as the firm has done for more than 80 years. Their comments can be found in the interview section of this report.

As always, thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees. However, unlike U.S. Treasuries and corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes.

Putnam Intermediate-Term Municipal Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state or local government in the country. The fund invests mainly in investment-grade bonds and normally maintains an average dollar-weighted maturity of between three and ten years. Because an issuer’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage.

Putnam Intermediate-Term Municipal Income Fund offers an active, research-intensive investment approach.

2 Intermediate-Term Municipal Income Fund

Sources: Putnam, Bloomberg Index Services Limited, as of 11/30/21. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2020 (July 2021). Most recent data available.

Intermediate-Term Municipal Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/21. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Intermediate-Term Municipal Income Fund

How was the market environment for intermediate-term municipal bonds for the 12-month reporting period ended November 30, 2021?

Intermediate-term municipal bonds produced positive results despite pressure from rising U.S. Treasury rates. Interest rates moved higher during the period due to stronger U.S. economic growth and investors pricing in higher inflation expectations. These inflation concerns were validated when the U.S. Labor Department announced that the Consumer Price Index jumped 6.8% in November 2021 from a year earlier. This was the fastest pace in nearly 40 years.

With inflationary pressures mounting, investors began pulling forward their expectations for the timing and pace of the Federal Reserve’s monetary tightening. The repricing of monetary policy expectations most acutely affected the intermediate part of the yield curve. However, record demand for municipal bonds helped to support the asset class as investors sought out yield opportunities. This demand led to narrowing credit spreads, which helped offset the pressure from rising interest rates. [Credit

Intermediate-Term Municipal Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/21. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Intermediate-Term Municipal Income Fund

spreads are the difference in yield between higher- and lower-rated municipal bonds.]

Credit fundamentals have rebounded on the back of higher property values, a strengthening labor market, and increased economic activity. President Biden’s signing of the $1.9 trillion American Rescue Plan [ARP] in March 2021 provided a windfall of $350 billion in direct aid to states and local governments. This was a tailwind for the asset class. The aid, coupled with the fact that state budgets have generally outperformed conservative forecasts, has improved our outlook for some of the largest credits in the municipal bond market. Furthermore, local municipalities have benefited from a strong housing market and higher revenue from local property taxes.

In November 2021, President Biden signed a $1.2 trillion bipartisan infrastructure bill. The Infrastructure Investment and Jobs Act is intended to repair the nation’s deteriorating roads and bridges, fund new broadband and climate initiatives, and modernize the power grid. In our view, federal grants for these projects would reduce the need for municipal borrowers to issue debt to cover these essential services. This could increase fiscal flexibility for these borrowers while avoiding higher tax burdens.

For the 12 months ended November 30, 2021, the Bloomberg 7-Year Municipal Bond Index [the fund’s benchmark] rose 0.62%. Intermediate-term municipal bonds slightly outperformed their short-term cohorts but underperformed their long-term cohorts. From a credit perspective, higher-yielding, lower-rated municipal bonds outperformed investment-grade municipal bonds.

How did the fund perform during the reporting period?

For the 12 months ended November 30, 2021, the fund outperformed its benchmark. Also, its return was roughly in line with the average return of its Lipper peer group, Intermediate Municipal Debt Funds.

What strategies or holdings influenced the fund’s performance?

We saw very little opportunity in the highly rated segments of the municipal bond market given valuations. We decreased the portfolio’s exposure to the highest-quality bonds and to the most interest-rate sensitive segments of the market. We invested the sale proceeds in the more attractively priced investments at the lower end of the investment-grade spectrum. This resulted in an overweight exposure to bonds rated A and to the higher-rated portions of the high-yield market relative to the fund’s Lipper peer group for much of the period. From a sector-or industry-positioning perspective, we favored private higher education, continuing-care retirement community, and essential service bonds relative to the fund’s Lipper peer group.

With regard to yield curve positioning, we saw more opportunity on the longer end of the intermediate-term curve, that is, municipal bonds with maturities of 12 to 15 years. In our view, these bonds were less sensitive to the direct impact of tightening monetary policy. We subsequently reduced the fund’s overweight to the longer end of the curve as the market rallied into the summer. The fund’s duration positioning migrated between neutral and a short position during the period depending on valuations and market sentiment. [Duration is a measure of the funds’ interest-rate sensitivity.] At period-end, the fund was slightly short relative to its Lipper peers.

Regarding our strategy for state debt, the fund held an overweight exposure to Illinois compared with the Lipper peer group. We believe Illinois’s financial profile continues to stabilize, and its credit fundamentals have improved since the onset of the

Intermediate-Term Municipal Income Fund 7

Covid-19 pandemic in the United States. We decreased the overweight position slightly as credit spreads tightened due to improving municipal credit fundamentals and strong market technicals.

We remain cautious about investing in bonds issued by Puerto Rico due to what we believe to be its seemingly fragile economy, weak demographic trends, poor-quality infrastructure, volatile political environment, and history of fiscal mismanagement. As such, the fund did not own uninsured Puerto Rico bonds and was underweight in its exposure to insured Puerto Rico municipal debt relative to its Lipper peer group. We continue to monitor the Commonwealth’s ongoing restructuring efforts for potential opportunities.

What is your outlook for the municipal bond market as we head into 2022?

Given the current path of inflation and the course of the pandemic, we believe we are likely to see continued interest-rate volatility. Pandemic-related supply chain and labor market disruptions have been more persistent than we had initially expected. They have led to delays and output shortages that could be with us for some time. The near-term result has been an elevated inflation backdrop that, in our view, will likely weigh on consumer sentiment and erode demand. The higher-than-expected inflation has caused the Fed to pivot to a more hawkish stance, prompting speculation that it will tighten monetary policy more quickly. Our base case is that inflation will moderate toward the Fed’s long-term goal of 2% in the second half of calendar 2022.

We believe the Fed will complete its asset-purchase tapering during the spring of 2022 and begin raising short-term interest rates by early summer. The combination of a tightening Fed and a strong economic backdrop leads us to an investment outlook for municipal bond index returns that will be similar to what we saw in calendar 2021. The most interest-rate-sensitive portions of the municipal bond market will likely underperform if our outlook is realized, while credit and shorter-duration assets are likely to outperform, in our view. We also believe tightening monetary policy will continue to pressure the short and intermediate parts of the yield curve in 2022.

We expect credit fundamentals to remain positive going into 2022, but note that valuations largely reflect the current reality. We still view lower-rated investment-grade securities and portions of the high-yield market favorably. However, we believe 2022 returns for securities rated BBB and below are unlikely to match those in 2021.

Thank you, Garrett, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

8 Intermediate-Term Municipal Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	24.79%	2.58%	20.36%	3.78%	14.14%	4.51%	2.17%
After sales charge	19.80	2.10	15.54	2.93	9.57	3.09	–1.92
Class B (3/18/13)
Before CDSC	19.02	2.02	16.72	3.14	12.13	3.89	1.55
After CDSC	19.02	2.02	14.72	2.78	9.13	2.95	–3.41
Class C (3/18/13)
Before CDSC	17.64	1.89	16.00	3.01	11.65	3.74	1.40
After CDSC	17.64	1.89	16.00	3.01	11.65	3.74	0.41
Class R6 (5/22/18)
Net asset value	27.77	2.86	22.11	4.08	15.22	4.83	2.49
Class Y (3/18/13)
Net asset value	27.43	2.83	21.78	4.02	14.90	4.74	2.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Intermediate-Term Municipal Income Fund 9

Comparative index returns For periods ended 11/30/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Bloomberg 7-Year
Municipal Bond Index	28.63%	2.94%	20.27%	3.76%	13.71%	4.38%	0.62%
Lipper Intermediate
Municipal Debt Funds	25.45	2.63	19.05	3.54	13.68	4.36	2.18
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 11/30/21, there were 216, 194, 161, and 139 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,902 and $11,764, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $12,777 and $12,743, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

10 Intermediate-Term Municipal Income Fund

Fund price and distribution information For the 12-month period ended 11/30/21

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.142037		$0.077049	$0.061464	$0.175987	$0.169014
Capital gains[2]
Long-term gains	0.032900		0.032900	0.032900	0.032900	0.032900
Short-term gains	0.135500		0.135500	0.135500	0.135500	0.135500
Total	$0.310437		$0.245449	$0.229864	$0.344387	$0.337414
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
11/30/20	$10.80	$11.25	$10.81	$10.81	$10.80	$10.80
11/30/21	10.72	11.17	10.73	10.73	10.72	10.71
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	1.17%	1.12%	0.56%	0.44%	1.47%	1.41%
Taxable equivalent[4]	1.98	1.89	0.95	0.74	2.48	2.38
Current 30-day
SEC yield (with
expense limitation)[5,6]	N/A	0.24	–0.34	–0.49	0.56	0.49
Taxable equivalent[4]	N/A	0.41	N/A	N/A	0.95	0.83
Current 30-day
SEC yield (without
expense limitation)[6]	N/A	–0.58	–1.18	–1.34	–0.29	–0.36

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 40.80% federal tax rate for 2021. Results for investors subject to lower tax rates would not be as advantageous.

5 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

6 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Intermediate-Term Municipal Income Fund 11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (3/18/13)
Before sales charge	24.78%	2.55%	19.74%	3.67%	13.02%	4.16%	1.44%
After sales charge	19.79	2.08	14.95	2.83	8.50	2.76	–2.62
Class B (3/18/13)
Before CDSC	19.01	2.00	16.25	3.06	11.04	3.55	0.84
After CDSC	19.01	2.00	14.25	2.70	8.04	2.61	–4.13
Class C (3/18/13)
Before CDSC	17.63	1.87	15.42	2.91	10.57	3.41	0.69
After CDSC	17.63	1.87	15.42	2.91	10.57	3.41	–0.30
Class R6 (5/22/18)
Net asset value	27.79	2.83	21.48	3.97	14.09	4.49	1.76
Class Y (3/18/13)
Net asset value	27.57	2.81	21.27	3.93	13.88	4.43	1.69

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Net expenses for the fiscal year
ended 11/30/20*	0.89%	1.49%	1.64%	0.58%	0.64%
Total annual operating expenses for the fiscal
year ended 11/30/20	1.99%	2.59%	2.74%	1.68%	1.74%
Annualized expense ratio for the six-month
period ended 11/30/21†	0.89%	1.49%	1.64%	0.57%	0.64%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through March 30, 2022. This obligation may be modified or discontinued only with approval of the Board of Trustees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

12 Intermediate-Term Municipal Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/21 to 11/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.47	$7.47	$8.22	$2.86	$3.22
Ending value (after expenses)	$1,003.10	$1,000.10	$999.40	$1,004.70	$1,004.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/21, use the following calculation method. To find the value of your investment on 6/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.51	$7.54	$8.29	$2.89	$3.24
Ending value (after expenses)	$1,020.61	$1,017.60	$1,016.85	$1,022.21	$1,021.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Intermediate-Term Municipal Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives may be taxable. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

14 Intermediate-Term Municipal Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg 7-Year Municipal Bond Index is a subset of the Municipal Bond Index that measures the performance of investment-grade issues with remaining maturities of six to eight years.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Intermediate-Term Municipal Income Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Intermediate-Term Municipal Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2021, Putnam employees had approximately $565,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Intermediate-Term Municipal Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Intermediate-Term Municipal Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2021. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly

Intermediate-Term Municipal Income Fund 19

launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least March 30, 2023. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.52% of its average net assets through at least March 30, 2023. During its fiscal year ending in 2020, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services

20 Intermediate-Term Municipal Income Fund

provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund

Intermediate-Term Municipal Income Fund 21

complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Intermediate Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 209, 182 and 160 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates

22 Intermediate-Term Municipal Income Fund

of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Intermediate-Term Municipal Income Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Intermediate-Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders
of Putnam Intermediate-Term Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Intermediate-Term Municipal Income Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of November 30, 2021, the related statement of operations for the year ended November 30, 2021, the statement of changes in net assets for each of the two years in the period ended November 30, 2021, including the related notes, and the financial highlights for each of the two years in the period ended November 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2021 and the financial highlights for each of the two years in the period ended November 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 9, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 11, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Intermediate-Term Municipal Income Fund 25

The fund’s portfolio 11/30/21

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
PSFG Permanent School Fund Guaranteed

MUNICIPAL BONDS AND NOTES (94.6%)*	Rating**	Principal amount	Value
Alabama (1.6%)
Black Belt Energy Gas Dist. Mandatory Put Bonds (12/1/23), Ser. A, 4.00%, 12/1/48	A2	$100,000	$106,564
Jefferson, Cnty. Rev. Bonds, (Warrents), 5.00%, 9/15/29	AA	100,000	121,088
			227,652
Alaska (0.9%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 5.00%, 10/1/30	A+/F	100,000	125,847
			125,847
California (15.4%)
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth. Syst./West), Ser. A, 4.00%, 3/1/33	A	105,000	109,631
CA State Muni. Fin. Auth. Rev. Bonds
(Orange Cnty. Civic Ctr.), 5.00%, 6/1/42	AA	160,000	195,095
(HumanGood Oblig. Group), Ser. A, 4.00%, 10/1/35	A−/F	175,000	198,463
CA State Poll. Control Fin. Auth. Solid Waste Disp. Mandatory Put Bonds (6/3/24), (Waste Mgt., Inc.), Ser. C, 3.25%, 12/1/27	A−	150,000	159,937
CA State U. Rev. Bonds, Ser. B, 3.422%, 11/1/25	Aa2	100,000	108,713
CA State, Pub. Wks. Board Rev. Bonds, (Various Capital), Ser. B, 4.00%, 3/1/36	Aa3	200,000	239,123
CA Statewide Cmnty. Dev. Auth. Rev. Bonds, (Viamonte Senior Living 1, Inc.), Ser. B, 3.00%, 7/1/25	AA−	65,000	65,128
Sacramento, City Unified School Dist. G.O. Bonds, Ser. G, AGM, 4.00%, 8/1/31	AA	200,000	243,343
San Bernardino Cnty., FRB, Ser. C, 0.329%, 8/1/23	AA+	125,000	123,949
San Bernardino, City Unified School Dist. G.O. Bonds, (Election 2012), Ser. D, AGM, 3.00%, 8/1/35	AA	350,000	375,712
San Jose Arpt. Rev. Bonds, (Norman Y Mineta San Jose Intl. Arpt.), Ser. A, 5.00%, 3/1/33	A2	300,000	390,070
			2,209,164
Colorado (1.6%)
High Plains Co. Metro. Dist. G.O. Bonds, NATL, 5.00%, 12/1/29	A2	100,000	121,744
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1, 3.50%, 12/1/27	Ba1	100,000	106,612
			228,356

26 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.6%)* cont.	Rating**	Principal amount	Value
Connecticut (0.9%)
CT State Special Tax, 5.00%, 5/1/34	AA−	$100,000	$129,602
			129,602
District of Columbia (1.3%)
DC Rev. Bonds, (D.C. Intl. School), 5.00%, 7/1/26	BBB	165,000	192,702
			192,702
Florida (6.0%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (Nova Southeastern U., Inc.), 5.00%, 4/1/29	A−	100,000	126,072
FL State Muni. Pwr. Agcy. Rev. Bonds, (St. Lucie), Ser. B, 5.00%, 10/1/27 ###	A2	250,000	296,593
Jacksonville, Port Auth. Rev. Bonds, 4.50%, 11/1/32 (Prerefunded 11/1/22)	A2	300,000	310,533
Miami-Dade Cnty., Aviation Rev. Bonds, 5.00%, 10/1/29	A2	115,000	128,579
			861,777
Georgia (1.5%)
Burke Cnty., Dev. Auth. Poll. Control Mandatory Put Bonds (2/3/25), (Oglethorpe Pwr. Corp.), 1.50%, 1/1/40	Baa1	100,000	102,672
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds, (Kennesaw State U. Real Estate), 5.00%, 7/15/30	Baa2	100,000	111,274
			213,946
Illinois (9.2%)
Chicago, G.O. Bonds, Ser. A, 4.00%, 1/1/24	BBB+	75,000	80,206
Chicago, Board of Ed. G.O. Bonds
Ser. E, 5.00%, 12/1/21	BB	50,000	50,000
(School Reform), Ser. A, NATL, zero %, 12/1/21	Baa2	100,000	100,000
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. C, 5.00%, 1/1/23	A	100,000	105,039
Chicago, Waste Wtr. Transmission Rev. Bonds, Ser. C, 5.00%, 1/1/26	A	50,000	56,806
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	100,000	118,360
IL State G.O. Bonds
5.00%, 2/1/26	Baa2	100,000	116,642
Ser. D, 5.00%, 11/1/25	Baa2	125,000	144,874
5.00%, 7/1/23	Baa2	50,000	53,579
4.00%, 1/1/31	Baa2	100,000	110,409
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A, 5.00%, 11/1/31	A−/F	100,000	116,763
(Riverside Hlth. Syst.), 5.00%, 11/15/22	A+	45,000	47,018
IL State Sales Tax Rev. Bonds, Ser. C, 4.00%, 6/15/30	BBB+	100,000	111,856
Northern IL U. Rev. Bonds, Ser. B, BAM, 5.00%, 4/1/25	AA	100,000	113,775
			1,325,327
Indiana (1.6%)
IN State. Fin. Auth. Rev. Bonds, (Rose-Hulman Inst. of Tech., Inc.), 5.00%, 6/1/28	A2	100,000	123,076
Whiting, Env. Fac. Mandatory Put Bonds (11/1/22), (BP Products North America, Inc.), 5.00%, 11/1/45	A2	100,000	104,295
			227,371

Intermediate-Term Municipal Income Fund 27

MUNICIPAL BONDS AND NOTES (94.6%)* cont.	Rating**	Principal amount	Value
Kentucky (3.2%)
KY Bond Dev. Corp. Edl. Fac. Rev. Bonds, (Transylvania U.), Ser. A, 5.00%, 3/1/28	A−	$195,000	$239,457
KY State Pub. Energy Auth. Gas Supply Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	200,000	219,671
			459,128
Louisiana (1.7%)
St. Tammany Parish Hosp. Svcs. Dist. No. 1 Rev. Bonds, Ser. A, 5.00%, 7/1/48	AA−/F	200,000	241,991
			241,991
Maryland (2.5%)
MD State G.O. Bonds, Ser. D, 4.00%, 8/1/29 ###	Aaa	200,000	238,874
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Stevenson U.), 5.00%, 6/1/29	BBB−	100,000	124,949
			363,823
Michigan (1.8%)
MI State Fin. Auth. Rev. Bonds, (Local Govt. Loan Program-Pub. Ltg. Auth.), Ser. B, 5.00%, 7/1/29	BB+	240,000	258,948
			258,948
Minnesota (3.2%)
Deephaven, Charter School Lease Rev. Bonds, (Eagle Ridge Academy), Ser. A, 4.40%, 7/1/25	BB+	30,000	31,705
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds, (St. Luke’s Hosp. of Duluth Oblig. Group), 5.00%, 6/15/27 ###	BBB−	100,000	117,716
Minneapolis, Hlth. Care Syst. Rev. Bonds, (Allina Hlth. Oblig. Group), 4.00%, 11/15/37	Aa3	250,000	305,190
			454,611
Mississippi (0.3%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.50%, 4/1/22	BBB+	40,000	40,190
			40,190
Nevada (1.7%)
Clark Cnty., School Dist. G.O. Bonds, Ser. A, AGM, 4.00%, 6/15/36	AA	200,000	238,820
Las Vegas, Special Assmt. Bonds, (Dist. No. 607 Local Impt.), 5.00%, 6/1/24	BBB−/P	10,000	10,855
			249,675
New Jersey (1.4%)
NJ State Econ. Dev. Auth. Rev. Bonds, Ser. B, 5.00%, 11/1/26	Baa1	100,000	119,750
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds, 5.00%, 9/15/23	Baa1	75,000	81,184
			200,934
New Mexico (1.4%)
Farmington, Poll. Control Mandatory Put Bonds (6/1/22), (Public Service Co. of NM), 1.20%, 6/1/40	Baa2	200,000	200,907
			200,907

28 Intermediate-Term Municipal Income Fund

MUNICIPAL BONDS AND NOTES (94.6%)* cont.	Rating**	Principal amount	Value
New York (8.4%)
Albany, Cap. Resource Corp. Rev. Bonds, (Empire Commons Student Hsg., Inc.), 5.00%, 5/1/28	A	$100,000	$117,702
Long Island, Pwr. Auth. Elec. Syst. Mandatory Put Bonds (9/1/25), Ser. B, 0.85%, 9/1/50	A2	325,000	325,107
Metro. Trans. Auth. Rev. Bonds, Ser. C-1, 4.00%, 11/15/34	A3	100,000	113,544
Port Auth. of NY & NJ Rev. Bonds
Ser. 193RD, 5.00%, 10/15/35	Aa3	200,000	229,564
Ser. 221, 4.00%, 7/15/38	Aa3	250,000	294,012
TSASC, Inc. Rev. Bonds, Ser. A, 5.00%, 6/1/26	A	100,000	119,147
			1,199,076
Ohio (3.1%)
Carlisle, Local School Dist. G.O. Bonds, (School Impt.), 4.00%, 12/1/31	AA	100,000	111,230
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC, zero %, 12/1/26	Aa3	165,000	155,523
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds, (Kendal at Oberlin), 5.00%, 11/15/23 (Escrowed to maturity)	AAA/P	50,000	54,471
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.), Ser. A, 5.00%, 1/15/31	A2	100,000	116,464
			437,688
Pennsylvania (5.7%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/32	A	200,000	245,025
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Diakon Lutheran Social Ministries), 5.00%, 1/1/32	BBB+/F	100,000	113,462
East Hempfield Twp., Indl. Dev. Auth. Rev. Bonds, (Millersville U. Student Hsg. & Svcs., Inc.), 5.00%, 7/1/30 (Prerefunded 7/1/23)	AAA/P	40,000	42,940
Geisinger, Auth. Hlth. Syst. Mandatory Put Bonds (2/15/27), (Geisinger Hlth. Syst.), 5.00%, 4/1/43	AA−	150,000	179,065
Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. B, AGM, 4.00%, 9/1/34	AA	150,000	179,417
West Shore Area Auth. Rev. Bonds, (Messiah Village Lifeways Oblig. Group), Ser. A, 5.00%, 7/1/25	BBB−/F	50,000	54,684
			814,593
Puerto Rico (2.1%)
Cmnwlth. of PR, G.O. Bonds, Ser. A, NATL, 5.50%, 7/1/29	Baa2	30,000	32,079
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds, Ser. VV, NATL, 5.25%, 7/1/26	Baa2	140,000	150,082
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds, Ser. N, AMBAC, 5.50%, 7/1/29	BB/P	25,000	26,061
Cmnwlth. of PR, Infrastructure Fin. Auth. Special Tax Bonds, Ser. A, AMBAC, zero %, 7/1/29	BB/P	130,000	93,953
			302,175

Intermediate-Term Municipal Income Fund 29

MUNICIPAL BONDS AND NOTES (94.6%)* cont.	Rating**	Principal amount	Value
South Carolina (0.8%)
SC State Pub. Svcs. Auth. Rev. Bonds, (Santee Cooper), Ser. B, 5.00%, 12/1/38	A2	$100,000	$108,875
			108,875
Texas (13.8%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A, PSFG
4.00%, 12/1/31	AAA	200,000	222,861
4.00%, 12/1/31	AAA	165,000	188,501
Central TX Regl. Mobility Auth. Rev. Bonds, 5.00%, 1/1/37	A3	200,000	241,533
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools), PSFG, 4.00%, 8/15/30	AAA	250,000	291,760
Dallas, Hotel Occupancy Tax Rev. Bonds, 4.00%, 8/15/34	A	250,000	281,589
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B, 4.50%, 11/1/45 (Prerefunded 11/1/22)	A	200,000	207,620
Fort Bend, Indpt. School Dist. Mandatory Put Bonds (8/1/26), Ser. B, PSFG, 0.72%, 8/1/51	AAA	250,000	249,663
Lake Houston Redev. Auth. Rev. Bonds, (City of Houston, Reinvestment Zone No. 10), 5.00%, 9/1/27	BBB−	125,000	149,892
Temple, Tax Increment Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, BAM, 5.00%, 8/1/24	AA	135,000	150,558
			1,983,977
Utah (1.1%)
UT Infrastructure Agcy. Rev. Bonds, Ser. A, 4.00%, 10/15/28	BBB−/F	140,000	164,011
			164,011
Washington (2.4%)
Port of Seattle Rev. Bonds, 5.00%, 4/1/38	A1	200,000	247,371
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds (7/1/22), (Fred Hutchinson Cancer Research Ctr.), Ser. B, 1.162%, 1/1/42	A+	100,000	100,064
			347,435
Total municipal bonds and notes (cost $13,040,821)			$13,569,781

SHORT-TERM INVESTMENTS (9.6%)*	Shares	Value
Putnam Short Term Investment Fund Class P 0.10% L	1,373,137	$1,373,137
Total short-term investments (cost $1,373,137)		$1,373,137

TOTAL INVESTMENTS
Total investments (cost $14,413,958)	$14,942,918

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2020 through November 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

30 Intermediate-Term Municipal Income Fund

*	Percentages indicated are based on net assets of $14,337,528.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.
###	When-issued security (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $656,585 to cover the settlement of certain securities.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.05%, 0.09% and 0.17%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Health care	14.4%
	Local debt	12.8
	Transportation	12.4
	Education	12.3
	Utilities	12.2

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$13,569,781	$—
Short-term investments	—	1,373,137	—
Totals by level	$—	$14,942,918	$—

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 31

Statement of assets and liabilities 11/30/21

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $13,040,821)	$13,569,781
Affiliated issuers (identified cost $1,373,137) (Notes 1 and 5)	1,373,137
Interest and other receivables	135,212
Receivable from Manager (Note 2)	26,591
Prepaid assets	22,004
Total assets	15,126,725

LIABILITIES
Payable to custodian	44,328
Payable for purchases of delayed delivery securities (Note 1)	656,585
Payable for shares of the fund repurchased	30,146
Payable for custodian fees (Note 2)	1,556
Payable for investor servicing fees (Note 2)	2,700
Payable for Trustee compensation and expenses (Note 2)	1,267
Payable for administrative services (Note 2)	40
Payable for distribution fees (Note 2)	5,237
Distributions payable to shareholders	5
Other accrued expenses	47,333
Total liabilities	789,197

Net assets	$14,337,528

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$13,686,388
Total distributable earnings (Note 1)	651,140
Total — Representing net assets applicable to capital shares outstanding	$14,337,528

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($11,682,144 divided by 1,089,758 shares)	$10.72
Offering price per class A share (100/96.00 of $10.72)*	$11.17
Net asset value and offering price per class B share ($17,135 divided by 1,597 shares)**	$10.73
Net asset value and offering price per class C share ($423,722 divided by 39,495 shares)**	$10.73
Net asset value, offering price and redemption price per class R6 share
($892,390 divided by 83,269 shares)	$10.72
Net asset value, offering price and redemption price per class Y share
($1,322,137 divided by 123,399 shares)	$10.71

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

32 Intermediate-Term Municipal Income Fund

Statement of operations Year ended 11/30/21

INVESTMENT INCOME
Interest (including interest income of $1,141 from investments in affiliated issuers) (Note 5)	$308,025
Total investment income	308,025

EXPENSES
Compensation of Manager (Note 2)	59,640
Investor servicing fees (Note 2)	15,853
Custodian fees (Note 2)	6,873
Trustee compensation and expenses (Note 2)	568
Distribution fees (Note 2)	34,500
Administrative services (Note 2)	346
Reports to shareholders	13,840
Auditing and tax fees	37,996
Blue sky expense	75,066
Other	5,070
Fees waived and reimbursed by Manager (Note 2)	(125,601)
Total expenses	124,151
Expense reduction (Note 2)	(40)
Net expenses	124,111

Net investment income	183,914

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	119,787
Total net realized gain	119,787
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(13,196)
Total change in net unrealized depreciation	(13,196)

Net gain on investments	106,591

Net increase in net assets resulting from operations	$290,505

The accompanying notes are an integral part of these financial statements.

Intermediate-Term Municipal Income Fund 33

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 11/30/21	Year ended 11/30/20
Operations
Net investment income	$183,914	$210,590
Net realized gain on investments	119,787	207,289
Change in net unrealized appreciation (depreciation)
of investments	(13,196)	186,556
Net increase in net assets resulting from operations	290,505	604,435
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(5,055)	(5,534)
Class B	(28)	(33)
Class C	(195)	(217)
Class R6	(193)	(301)
Class Y	(629)	(712)
Net realized short-term gain on investments
Class A	(136,987)	(91,870)
Class B	(749)	(545)
Class C	(5,273)	(3,597)
Class R6	(5,238)	(4,996)
Class Y	(17,044)	(11,824)
From tax-exempt net investment income
Class A	(143,589)	(168,699)
Class B	(288)	(529)
Class C	(2,794)	(3,172)
Class R6	(11,169)	(8,809)
Class Y	(20,400)	(26,622)
From net realized long-term gain on investments
Class A	(33,261)	(10,700)
Class B	(182)	(63)
Class C	(1,280)	(419)
Class R6	(1,272)	(582)
Class Y	(4,138)	(1,377)
Increase from capital share transactions (Note 4)	683,859	1,564,033
Total increase in net assets	584,600	1,827,867

NET ASSETS
Beginning of year	13,752,928	11,925,061
End of year	$14,337,528	$13,752,928

The accompanying notes are an integral part of these financial statements.

34 Intermediate-Term Municipal Income Fund

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Intermediate-Term Municipal Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	(%)[b,c]	net assets (%)[c]	(%)
Class A
November 30, 2021	$10.80	.14	.09	.23	(.14)	(.17)	(.31)	$10.72	2.17	$11,682.89		1.29	31
November 30, 2020	10.64	.17	.27	.44	(.17)	(.11)	(.28)	10.80	4.26	11,488.88		1.57	45
November 30, 2019	10.11	.20	.52	.72	(.19)	—	(.19)	10.64	7.16	9,684.89		1.91	63
November 30, 2018	10.26	.19	(.14)	.05	(.19)	(.01)	(.20)	10.11	.49	7,797.86		1.81	69
November 30, 2017	9.94	.17	.32	.49	(.17)	—	(.17)	10.26	4.94	11,308.85		1.65	91
Class B
November 30, 2021	$10.81	.08	.09	.17	(.08)	(.17)	(.25)	$10.73	1.55	$17	1.49	.73	31
November 30, 2020	10.64	.10	.28	.38	(.10)	(.11)	(.21)	10.81	3.65	60	1.48	.99	45
November 30, 2019	10.11	.13	.53	.66	(.13)	—	(.13)	10.64	6.53	58	1.49	1.32	63
November 30, 2018	10.26	.13	(.14)	(.01)	(.13)	(.01)	(.14)	10.11	(.11)	57	1.46	1.22	69
November 30, 2017	9.95	.11	.31	.42	(.11)	—	(.11)	10.26	4.21	61	1.45	1.07	91
Class C
November 30, 2021	$10.81	.06	.09	.15	(.06)	(.17)	(.23)	$10.73	1.40	$424	1.64	.55	31
November 30, 2020	10.64	.08	.29	.37	(.09)	(.11)	(.20)	10.81	3.51	428	1.63	.83	45
November 30, 2019	10.11	.12	.52	.64	(.11)	—	(.11)	10.64	6.37	384	1.64	1.18	63
November 30, 2018	10.26	.11	(.14)	(.03)	(.11)	(.01)	(.12)	10.11	(.26)	383	1.61	1.07	69
November 30, 2017	9.94	.09	.32	.41	(.09)	—	(.09)	10.26	4.17	441	1.60	.92	91
Class R6
November 30, 2021	$10.80	.18	.09	.27	(.18)	(.17)	(.35)	$10.72	2.49	$892.57		1.57	31
November 30, 2020	10.63	.20	.29	.49	(.21)	(.11)	(.32)	10.80	4.68	419.57		1.91	45
November 30, 2019	10.11	.23	.51	.74	(.22)	—	(.22)	10.63	7.39	536.57		2.23	63
November 30, 2018†	10.13	.12	(.02)	.10	(.12)	—	(.12)	10.11	.95*	473	.29*	1.26*	69
Class Y
November 30, 2021	$10.80	.17	.08	.25	(.17)	(.17)	(.34)	$10.71	2.33	$1,322.64		1.54	31
November 30, 2020	10.63	.19	.29	.48	(.20)	(.11)	(.31)	10.80	4.62	1,358.63		1.79	45
November 30, 2019	10.11	.22	.52	.74	(.22)	—	(.22)	10.63	7.33	1,262.64		2.16	63
November 30, 2018	10.26	.21	(.14)	.07	(.21)	(.01)	(.22)	10.11	.75	1,884.61		2.06	69
November 30, 2017	9.94	.19	.32	.51	(.19)	—	(.19)	10.26	5.21	1,336.60		1.92	91

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to November 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

		Percentage of average net assets
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Class A	0.89%	1.10%	1.47%	1.01%	1.07%
Class B	0.89	1.10	1.47	1.01	1.07
Class C	0.89	1.10	1.47	1.01	1.07
Class R6	0.89	1.10	1.47	0.53	N/A
Class Y	0.89	1.10	1.47	1.01	1.07

The accompanying notes are an integral part of these financial statements.

36 Intermediate-Term Municipal Income Fund	Intermediate-Term Municipal Income Fund 37

Notes to financial statements 11/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2020 through November 30, 2021.

Putnam Intermediate-Term Municipal Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)). The fund normally maintains an average dollar-weighted maturity between three and ten years. The bonds the fund invests in are mainly investment-grade in quality. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments, which for purposes of this policy include investments paying interest subject to the federal AMT for individuals. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

38 Intermediate-Term Municipal Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the

Intermediate-Term Municipal Income Fund 39

uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $583 to decrease undistributed net investment income and $583 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$547,631
Unrealized depreciation	$(18,389)
Net unrealized appreciation	$529,242
Undistributed tax-exempt income	$58
Undistributed ordinary income	$2,428
Undistributed long-term gains	$43,286
Undistributed short-term gains	$76,132
Cost for federal income tax purposes	$14,413,676

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

40 Intermediate-Term Municipal Income Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.421% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $111,293 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through March 30, 2023, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.52% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $14,308 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$13,268	Class R6	361
Class B	50	Class Y	1,557
Class C	617	Total	$15,853

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $40 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Intermediate-Term Municipal Income Fund 41

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$28,770
Class B	1.00%	0.85%	370
Class C	1.00%	1.00%	5,360
Total			$34,500

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,320 from the sale of class A shares and received no monies and $6 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$4,586,051	$4,127,580
U.S. government securities (Long-term)	—	—
Total	$4,586,051	$4,127,580

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

42 Intermediate-Term Municipal Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	242,713	$2,610,216	511,593	$5,391,810
Shares issued in connection with
reinvestment of distributions	30,063	318,892	26,128	276,591
	272,776	2,929,108	537,721	5,668,401
Shares repurchased	(246,526)	(2,647,571)	(384,682)	(4,084,688)
Net increase	26,250	$281,537	153,039	$1,583,713

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	136	$1,461
Shares issued in connection with
reinvestment of distributions	102	1,091	85	895
	102	1,091	221	2,356
Shares repurchased	(4,044)	(43,478)	(161)	(1,700)
Net increase (decrease)	(3,942)	$(42,387)	60	$656

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	42,999	$459,443	11,898	$123,953
Shares issued in connection with
reinvestment of distributions	894	9,542	699	7,382
	43,893	468,985	12,597	131,335
Shares repurchased	(43,985)	(474,878)	(9,129)	(98,641)
Net increase (decrease)	(92)	$(5,893)	3,468	$32,694

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	52,780	$564,756	7,956	$84,763
Shares issued in connection with
reinvestment of distributions	1,675	17,872	1,388	14,679
	54,455	582,628	9,344	99,442
Shares repurchased	(9,992)	(107,030)	(20,980)	(221,368)
Net increase (decrease)	44,463	$475,598	(11,636)	$(121,926)

Intermediate-Term Municipal Income Fund 43

	YEAR ENDED 11/30/21		YEAR ENDED 11/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	9,944	$107,094	133,119	$1,413,491
Shares issued in connection with
reinvestment of distributions	3,961	42,211	3,818	40,463
	13,905	149,305	136,937	1,453,954
Shares repurchased	(16,288)	(174,301)	(129,869)	(1,385,058)
Net increase (decrease)	(2,383)	$(24,996)	7,068	$68,896

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class A	1,109	0.10%	$11,888
Class R6	1,085	1.30%	11,631

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/20	cost	proceeds	income	of 11/30/21
Short-term investments
Putnam Short Term
Investment Fund*	$697,325	$5,767,388	$5,091,576	$1,141	$1,373,137
Total Short-term
investments	$697,325	$5,767,388	$5,091,576	$1,141	$1,373,137

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

44 Intermediate-Term Municipal Income Fund

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

The fund has designated 96.75% of dividends paid from net investment income during the reporting period as tax exempt for federal income tax purposes.

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $48,001 as a capital gain dividend with respect to the taxable year ended November 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Intermediate-Term Municipal Income Fund 45

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

46 Intermediate-Term Municipal Income Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Intermediate-Term Municipal Income Fund 47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

48 Intermediate-Term Municipal Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisor	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
Marketing Services	Mona K. Sutphen	Assistant Treasurer
Putnam Retail Management
Limited Partnership	Officers	Denere P. Poulack
100 Federal Street	Robert L. Reynolds	Assistant Vice President,
Boston, MA 02110	President	Assistant Clerk, and
Assistant Treasurer
Custodian	James F. Clark
State Street Bank	Vice President, Chief Compliance	Janet C. Smith
and Trust Company	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Legal Counsel	Nancy E. Florek	Principal Accounting Officer,
Ropes & Gray LLP	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Independent Registered	Governance, Assistant Clerk,	Stephen J. Tate
Public Accounting Firm	and Assistant Treasurer	Vice President and
PricewaterhouseCoopers LLP		Chief Legal Officer
Michael J. Higgins
	Vice President, Treasurer,	Mark C. Trenchard
	and Clerk	Vice President

This report is for the information of shareholders of Putnam Intermediate-Term Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2021	$30,492	$ —	$7,135	$ —
November 30, 2020	$30,844	$ —	$7,135	$ —

For the fiscal years ended November 30, 2021 and November 30, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $272,034 and $352,977 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2021	$ —	$264,899	$ —	$ —
November 30, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 24, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 24, 2022